Exhibit 99.1

Pixelworks Reports First Quarter Financial Results
Anticipates Strong Recovery in Mobile Revenue Beginning in the Second Quarter

PORTLAND, Ore., May 9, 2023 – Pixelworks, Inc. (NASDAQ: PXLW), a leading provider of innovative video and display processing solutions, today announced financial results for the first quarter ended March 31, 2023.
First Quarter and Recent Highlights
•HONOR Magic5 Pro and HONOR Magic5 Ultimate smartphones launched incorporating Pixelworks' advanced X5 Plus visual processor, with the HONOR Magic5 Pro scoring 151 in DXOMARK’s display test and ranking #1 in global smartphone display performance
•OnePlus 11 and OnePlus Ace 2 flagship smartphones launched with Pixelworks’ X7 visual processor, enabling both ultra-low latency 120fps and low power super-resolution mobile gaming on over 100 game titles
•OPPO affiliate incorporated Pixelworks’ X5 Plus visual processor in newly launched realme GT Neo5, enabling powerful display performance that couples high frame rate together with high clarity and color accuracy
•ASUS launched ROG Phone 7 Series integrating Pixelworks visual processing enhancements, including immersive HDR picture quality, superior color calibration and reproduction as well as DC dimming
•Announced partnership with GALA Sports, the largest mobile sports simulation game developer in China, to integrate Pixelworks’ Rendering Accelerator SDK in Total Football, a top-ranking football simulation game
•20th Century Studios and Lightstorm Entertainment re-release Titanic ‘25th Anniversary’ remastered in 4K 3D and cinematic high frame rate, becoming the third theatrical release to utilize the TrueCut Motion platform
•Closed previously announced strategic investment in the Company’s Shanghai subsidiary, generating net proceeds of $14.6 million USD based on a pre-money valuation of $501.4 million, further strengthening Pixelworks Shanghai’s capital position and contributing to the Company’s consolidated cash balance of $62.8 million at quarter end
“First quarter results were consistent with our prior guidance, as we worked through the inventory correction in the broader smartphone industry as well as the anticipated seasonality in the projector market,” stated Todd DeBonis, President and CEO of Pixelworks. “We are confident that the first quarter represented the bottom for Pixelworks in the cyclical downturn, as the previous inventory of our mobile ICs both within the channel and held at customers was below normal levels as of the end of March.

“Further reinforcing our optimism for renewed growth, we have received upside demand from leading customers on a combination of existing and soon to be launched mobile programs. We also recently secured the first design-in and initial production orders with our fourth tier-one mobile customer. Additionally, we continue to expand our initiatives with key partners aimed at establishing an advanced mobile gaming ecosystem, which has contributed to a robust pipeline of tier-one mobile engagements on next-gen programs for the second half of the year.
“Specific to the second quarter, our current bookings support strong sequential revenue growth in mobile as well as an uptick in sales into the projector market. We expect the renewed momentum in mobile to accelerate into the second half of the year, further highlighted by the planned application for our Pixelworks Shanghai subsidiary to publicly list on the STAR exchange.”
First Quarter Fiscal 2023 Financial Results
Revenue in the first quarter of 2023 was $10.0 million, compared to $16.9 million in the fourth quarter of 2022 and $16.6 million in the first quarter of 2022. The sequential and year-over-year decline in revenue reflected a combination of seasonality in the projector market and an inventory correction in the mobile market, as well as the lower anticipated revenue contribution from video delivery following the end-of-life implemented for certain products at the end of 2022.
On a GAAP basis, gross profit margin in the first quarter of 2023 was 43.8%, compared to 53.1% in the fourth quarter of 2022 and 52.7% in the first quarter of 2022. First quarter 2023 GAAP operating expenses were $14.7 million, compared to $12.0 million in the fourth quarter of 2022 and $12.6 million in the year-ago quarter.
On a non-GAAP basis, first quarter 2023 gross profit margin was 44.1%, compared to 53.3% in the fourth quarter of 2022 and 53.2% in the year-ago quarter. First quarter 2023 non-GAAP operating expenses were $13.6 million, compared to $10.8 million in the fourth quarter of 2022 and $11.6 million in the year-ago quarter.
For the first quarter of 2023, the Company recorded a GAAP net loss of $9.4 million, or ($0.17) per share, compared to a GAAP net loss of $1.9 million, or ($0.04) per share, in the fourth quarter of 2022, and a GAAP net loss of $4.6 million, or ($0.09) per share, in the year-ago quarter. Note, the Company refers to “net loss attributable to Pixelworks Inc.” as “net loss”.
For the first quarter of 2023, the Company recorded a non-GAAP net loss of $8.2 million, or ($0.15) per share, compared to a non-GAAP net loss of $0.8 million, or ($0.01) per share, in the fourth quarter of 2022, and a non-GAAP net loss of $3.5 million, or ($0.06) per share, in the first quarter of 2022.
Adjusted EBITDA in the first quarter of 2023 was a negative $7.8 million, compared to a negative $1.0 million in the fourth quarter of 2022 and a negative $2.2 million in the year-ago quarter.
Cash and cash equivalents at the end of the first quarter of 2023 were $62.8 million, compared to $56.8 million at the end of the fourth quarter of 2022 and $55.2 million at the end of the first quarter of 2022.
Business Outlook
The Company’s current business outlook, including guidance for the second quarter of 2023, will be provided as part of the scheduled conference call.

Conference Call Information
Pixelworks will host a conference call today, May 9, 2023, at 2:00 p.m. Pacific Time. To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. Additionally, a live and archived audio webcast of the conference call will be accessible via the investors section of Pixelworks’ website at www.pixelworks.com.
About Pixelworks, Inc.
Pixelworks provides industry-leading content creation, video delivery and display processing solutions and technology that enable highly authentic viewing experiences with superior visual quality, across all screens – from cinema to smartphone and beyond. The Company has a 20-year history of delivering image processing innovation to leading providers of consumer electronics, professional displays, and video streaming services. For more information, please visit the company's web site at www.pixelworks.com.
Note: Pixelworks, the Pixelworks logo and TrueCut Motion are trademarks of Pixelworks, Inc.
Non-GAAP Financial Measures
This earnings release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share, which exclude amortization of acquired intangible assets and stock-based compensation expense which are required under GAAP as well as the tax effect of the non-GAAP adjustments and the impact of non-GAAP adjustments to redeemable non-controlling interest. The press release also makes reference to and reconciles GAAP net loss and adjusted EBITDA, which Pixelworks defines as GAAP net loss attributable to Pixelworks Inc. before interest income and other, net, income tax provision (benefit), depreciation and amortization, as well as the specific items listed above.
Pixelworks management uses these non-GAAP financial measures internally to understand, manage and evaluate the business and establish its operational goals, review its operations on a period-to-period basis, for compensation evaluations, to measure performance, and for budgeting and resource allocation. Pixelworks management believes it is useful for the Company and investors to review, as applicable, both GAAP information and non-GAAP financial measures to help assess the performance of Pixelworks’ continuing business and to evaluate Pixelworks’ future prospects. These non-GAAP measures, when reviewed together with the GAAP financial information, provide additional transparency and information for comparison and analysis of operating performance and trends. These non-GAAP measures exclude certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis.
Because the Company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Pixelworks website.

Safe Harbor Statement
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “begin,” “continue,” “will,” “expect”, “believe,” “anticipate” and similar terms or the negative of such terms, and include, without limitation, statements about the Company’s businesses, including plans to seek a local public listing in China of the Company’s subsidiary and the market conditions for our products, particularly for the smartphone market. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including any projections of revenue or other financial items or any statements regarding the plans and objectives of management for future operations. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: the actual performance of the smartphone market throughout 2023; our ability to execute on our strategy; our ability to obtain approval from the required agencies and organizations governing listing as a public company in one of the China exchanges; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; the success of our products in expanding markets; current global economic challenges; changes in the digital display and projection markets; seasonality in the consumer electronics market; our efforts to achieve profitability from operations; our limited financial resources; our ability to attract and retain key personnel; and the impact of the COVID-19 pandemic on our business and on our suppliers and customers. More information regarding potential factors that could affect the Company's financial results and could cause actual results to differ materially from those discussed in the forward-looking statements is included from time to time in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent SEC filings.
The forward-looking statements contained in this release are as of the date of this release, and the Company does not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.
The forward-looking statements contained in this release are as of the date of this release, and the Company does not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.
[Financial Tables Follow]

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Revenue, net	$9,966	$16,888	$16,628
Cost of revenue (1)	5,599	7,914	7,865
Gross profit	4,367	8,974	8,763
Operating expenses:
Research and development (2)	8,666	6,395	7,160
Selling, general and administrative (3)	6,072	5,587	5,484
Total operating expenses	14,738	11,982	12,644
Loss from operations	(10,371)	(3,008)	(3,881)
Interest income and other, net	671	272	162
Loss before income taxes	(9,700)	(2,736)	(3,719)
Provision (benefit) for income taxes	34	(1,129)	403
Net loss	(9,734)	(1,607)	(4,122)
Less: Net (income) loss attributable to non-controlling interests and redeemable non-controlling interests	338	(327)	(470)
Net loss attributable to Pixelworks Inc.	$(9,396)	$(1,934)	$(4,592)
Net loss attributable to Pixelworks Inc. per share - basic and diluted	$(0.17)	$(0.04)	$(0.09)
Weighted average shares outstanding - basic and diluted	55,720	54,974	53,680
——————
(1) Includes:
Stock-based compensation	24	21	8
Amortization of acquired intangible assets	—	—	72
(2) Includes stock-based compensation	491	556	583
(3) Includes:
Stock-based compensation	651	583	458
Amortization of acquired intangible assets	—	—	18

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Reconciliation of GAAP and non-GAAP gross profit
GAAP gross profit	$4,367	$8,974	$8,763
Stock-based compensation	24	21	8
Amortization of acquired intangible assets	—	—	72
Total reconciling items included in gross profit	24	21	80
Non-GAAP gross profit	$4,391	$8,995	$8,843
Non-GAAP gross profit margin	44.1%	53.3%	53.2%
Reconciliation of GAAP and non-GAAP operating expenses
GAAP operating expenses	$14,738	$11,982	$12,644
Reconciling item included in research and development:
Stock-based compensation	491	556	583
Reconciling items included in selling, general and administrative:
Stock-based compensation	651	583	458
Amortization of acquired intangible assets	—	—	18
Total reconciling items included in operating expenses	1,142	1,139	1,059
Non-GAAP operating expenses	$13,596	$10,843	$11,585
Reconciliation of GAAP and non-GAAP net loss attributable to Pixelworks, Inc.
GAAP net loss attributable to Pixelworks Inc.	$(9,396)	$(1,934)	$(4,592)
Reconciling items included in gross profit	24	21	80
Reconciling items included in operating expenses	1,142	1,139	1,059
Tax effect of non-GAAP adjustments	—	3	(3)
Non-GAAP net loss attributable to Pixelworks Inc.	$(8,230)	$(771)	$(3,456)

Non-GAAP net loss attributable to Pixelworks Inc. per share - basic and diluted	$(0.15)	$(0.01)	$(0.06)

Non-GAAP weighted average shares outstanding - basic and diluted	55,720	54,974	53,680

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP EARNINGS PER SHARE
(Figures may not sum due to rounding)
(Unaudited)

	Three Months Ended
	March 31,		December 31,		March 31,
	2023		2022		2022
	Dollars per share		Dollars per share		Dollars per share
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of GAAP and non-GAAP net loss attributable to Pixelworks, Inc.
GAAP net loss attributable to Pixelworks Inc.	$(0.17)	$(0.17)	$(0.04)	$(0.04)	$(0.09)	$(0.09)
Reconciling items included in gross profit	—	—	—	—	—	—
Reconciling items included in operating expenses	0.02	0.02	0.02	0.02	0.02	0.02
Non-GAAP net loss attributable to Pixelworks Inc.	$(0.15)	$(0.15)	$(0.01)	$(0.01)	$(0.06)	$(0.06)

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP GROSS PROFIT MARGIN *
(Figures may not sum due to rounding)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Reconciliation of GAAP and non-GAAP gross profit margin
GAAP gross profit margin	43.8%	53.1%	52.7%
Stock-based compensation	0.2	0.1	—
Amortization of acquired intangible assets	—	—	0.4
Total reconciling items included in gross profit	0.2	0.1	0.5
Non-GAAP gross profit margin	44.1%	53.3%	53.2%

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Reconciliation of GAAP net loss attributable to Pixelworks Inc. and adjusted EBITDA
GAAP net loss attributable to Pixelworks Inc.	$(9,396)	$(1,934)	$(4,592)
Stock-based compensation	1,166	1,160	1,049
Tax effect of non-GAAP adjustments	—	3	(3)
Amortization of acquired intangible assets	—	—	90
Non-GAAP net loss attributable to Pixelworks Inc.	$(8,230)	$(771)	$(3,456)
EBITDA adjustments:
Depreciation and amortization	$1,081	$1,167	$1,040
Non-GAAP interest income and other, net	(671)	(272)	(162)
Non-GAAP provision (benefit) for income taxes	34	(1,132)	406
Adjusted EBITDA	$(7,786)	$(1,008)	$(2,172)

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$62,841	$56,821
Accounts receivable, net	7,917	10,047
Inventories	2,307	1,760
Prepaid expenses and other current assets	2,513	3,745
Total current assets	75,578	72,373
Property and equipment, net	7,425	4,632
Operating lease right of use assets	5,490	3,331
Other assets, net	2,897	3,580
Goodwill	18,407	18,407
Total assets	$109,797	$102,323
LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,203	$3,143
Accrued liabilities and current portion of long-term liabilities	8,254	8,849
Current portion of income taxes payable	385	519
Total current liabilities	10,842	12,511
Long-term liabilities, net of current portion	2,113	1,005
Deposit liability	13,801	13,537
Operating lease liabilities, net of current portion	3,716	2,148
Income taxes payable, net of current portion	891	872
Total liabilities	31,363	30,073
Redeemable non-controlling interest	29,285	28,919
Total Pixelworks, Inc. shareholders’ equity	24,015	32,422
Non-controlling interest	25,134	10,909
Total shareholders' equity	49,149	43,331
Total liabilities, redeemable non-controlling interest and shareholders’ equity	$109,797	$102,323

Contacts:
Investor Contact
Shelton Group
Brett Perry
P: +1-214-272-0070
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
Haley Aman
P: +1-503-601-4540
E: haman@pixelworks.com